ADDENDUM TO PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned, Medicore, Inc., a Florida corpora-tion, acknowledges the receipt from Dialysis Corporation of America, a Florida corporation and 64.9% owned subsidiary of Medicore, Inc., of the Additional Sum as defined in the Promissory Note issued to Dialysis Corporation of America dated January 27, 2000 ("Promissory Note"), which Additional Sum aggregates Five Hundred Thousand Dollars ($500,000.00). The receipt of the Additional Sum increases the aggregate borrowing from Dialysis Corporation of America and the aggregate amount owed by Medicore, Inc. under the Promissory Note to Two Million Dollars ($2,000,000.00). The Additional Sum is subject to all the terms and conditions of the Promissory Note, which will continue in full force and effect.


                                       MEDICORE, INC.

                                          /s/ Thomas K. Langbein

                                       By:--------------------------------
                                          THOMAS K. LANGBEIN, Chairman
                                          of the Board, CEO and President

Dated:  March 27, 2000


                            ACKNOWLEDGEMENT

STATE OF NEW JERSEY  )
                     :   ss.:
COUNTY OF BERGEN     )

     Before me personally appeared THOMAS K. LANGBEIN, as Chairman of the Board, CEO and President of MEDICORE, INC., a Florida corporation, to me well known and known to me to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument of the purposes therein expressed, on behalf of the corporation.

     WITNESS my had and official seal, this 27th day of March, 2000.

                                       /s/ Nancy A. Cox

                                       -----------------------------------
                                       Notary Public, State of New Jersey
                                       My commission expires:
                                       March 6, 2005
                                       [NOTARIAL SEAL]